SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549


                               FORM 8-K

                            CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934


             Date of Report (Date of earliest event reported): August 17, 1999
                                                              (August 17, 1999)

                        TrustCo Bank Corp NY


               (Exact name of registrant as specified in its charter)

                                 New York
                (State or other jurisdiction of incorporation)


                0-10592                               14-1630287
     (Commission File Number)            (IRS Employer Identification No.)


              192 Erie Boulevard, Schenectady, New York 12305
              (Address of principal executive offices) (Zip Code)



           Registrant's telephone number, including area code: (518) 377-3311

TrustCo Bank Corp NY


Item 5.        Other Events

               A press release was issued on August 17, 1999, declaring a quarterly cash dividend of $0.275 per share, payable October 1,1999, and the issuance of a two for one stock split, to be distributed November 12, 1999. Attached is the press release labeled as exhibit 99(a).




Item 7         (c) Exhibits


                Reg S-K Exhibit No.     Description
                       99(a)            Press   Release  of  August  17,  1999,
                                        declaring  a quarterly  cash dividend
                                        of $0.275 per share, payable October 1, 1999, and the issuance of a two for one stock split, to be distributed
                                        November 12, 1999.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: August 17, 1999

                                                   TrustCo Bank Corp NY
                                                  (Registrant)


                                                   By:/s/ Robert T. Cushing
                                                      Robert T. Cushing
                                                      Vice President and
                                                      Chief Financial Officer

                                Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.        Description                                  Page
__________________         ______________________________             ________
         99(a)             Press release dated August 17, 1999            5
                           declaring a quarterly cash dividend of
                           $0.275 per share, payable October 1,
                           1999, and the issuance of a two for one
                           stock split, to be distributed November 12, 1999.

                                                                 Exhibit 99(a)

TRUSTCO
Bank Corp NY                                                News Release
___________________________________________________________________________
192 Erie Boulevard, Schenectady, New York, 12305
(518) 377-3311   Fax: (518) 381-3668

Subsidiary:  Trustco Bank                                   NASDAQ -- TRST

Contact: William F. Terry
                    Senior Vice President and Secretary
                    518-381-3611

FOR IMMEDIATE RELEASE:

               TRUSTCO DECLARES CASH DIVIDEND AND STOCK SPLIT

Schenectady, New York - August 17, 1999

     On August 17, 1999 the Board of Directors of the Company declared a quarterly dividend of $0.275 per share, payable October 1, 1999, to the shareholders of record at the close of business on September 3, 1999.

     The Company also announced that its Board of Directors approved a two for one stock split. The additional shares are to be distributed on November 12, 1999 to shareholders of record on October 22, 1999. The Board of Directors also expressed its intent to pay a $0.60 annual dividend rate per share, a 9% increase over the present dividend rate.

     Joseph A. Lucarelli, Jr. was elected a Director of the Company and its subsidiary, Trustco Bank, N.A. Mr. Lucarelli is the President of Bellevue Builders Supply Inc.

     TrustCo is a $2.4 billion bank holding company and through its subsidiary bank, Trustco Bank, National Association, operates 53 bank offices in Albany, Columbia, Greene, Rensselaer, Saratoga, Schenectady, Schoharie, Warren, and Washington counties. In addition, the bank operates a full service Trust Department with $1.28 billion of assets under management. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.
                                 # # #